UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 1, 2022
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment and Restatement of 2014 Workiva Inc. Equity Incentive Plan
At the Annual Meeting of Stockholders on June 1, 2022 (the “Annual Meeting”), the stockholders of Workiva Inc. (the “Company”) approved the amendment and restatement of the Workiva Inc. Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Plan”) to (i) increase the number of shares that may be issued under the Plan from 10,860,000 to 13,860,000, (ii) generally require a minimum vesting period of at least one year, (iii) prohibit payment of dividends or dividend equivalents on full-value awards prior to the vesting of such award, (iv) subject the awards to clawback by the Company and (v) allow the CFO to grant awards to grantees not subject to Section 16 of the Securities Exchange Act of 1934.
As a result, an additional 3,000,000 shares of Class A common stock are now available for issuance under the Amended and Restated Plan. The Amended and Restated Plan amends and restates the 2014 Equity Incentive Plan, as previously amended and restated in June 2018, and all future awards granted thereunder will be subject to the terms of the 2014 Equity Incentive Plan as amended and restated. This summary is not a complete description of all the Amended and Restated Plan's provisions and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Adoption of Form Award Agreements
Amended forms of grant for restricted stock units, or RSUs, and performance restricted stock units, or PSUs, to be issued pursuant to the Amended and Restated Plan are included as exhibits to this report.
Item 5.07 - Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders on June 1, 2022. The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1: Election of three Class II directors

Director	Term Expiring	For	Withhold	Broker Non-Votes
Brigid A. Bonner	2025	61,658,746	17,123,705	3,641,806
Suku Radia	2025	67,172,767	11,609,684	3,641,806
Martin J. Vanderploeg	2025	67,252,939	11,529,512	3,641,806
As a result, each of Ms. Bonner and Messrs. Radia and Vanderploeg was elected for a term expiring at the 2025 annual meeting of stockholders.

Proposal 2: Advisory approval of the compensation of the named executive officers

For	Against	Abstain	Broker Non-Votes
75,972,932	2,525,960	283,559	3,641,806
As a result, the proposal of the fiscal 2022 compensation of the named executive officers was approved.

Proposal 3: Approval of the amendment and restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan

For	Against	Abstain	Broker Non-Votes
78,216,655	513,444	52,352	3,641,806
As a result, the amendment and restatement of the 2014 Workiva Inc. Equity Incentive Plan to increase the number of shares that may be issued under the Plan was approved.

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022

For	Against	Abstain
82,330,910	67,008	26,339
As a result, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	2014 Workiva Inc. Equity Incentive Plan (As Amended and Restated June 1, 2022)
10.2	Form of Restricted Stock Unit Agreement (Non-Employee Directors)
10.3	Form of Restricted Stock Unit Agreement (Executive Employees)
10.4	Form of Performance Restricted Stock Unit Agreement (Executive Employees)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of June, 2022.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary